evolus™

January 2020

Investor Presentation

OUR GOAL -

To make ~~the~~ her beauty experience delightful and achievable

Forward Looking Statements

Special Note Regarding Forward-Looking Statements

This presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation, including statements regarding our future results of operations and financial position; business strategy; the market growth for our product; our ability to meet our goals related to the market position of our product; the timing of and our ability to obtain and maintain regulatory approvals of our product; timing and ability to commercialize our product; our ability to acquire rights to other product candidates; research and development costs; timing and likelihood of success, plans and objectives of management for future operations; products and product candidates; the potential market acceptance, demand market size, adoption rate, revenue expectations and future results of our product, are forward-looking statements.

These forward-looking statements involve substantial known and unknown risks, uncertainties and other important factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to: the ability to obtain and maintain on a timely basis, or at all, regulatory approval of our product in other jurisdictions; our reliance on our exclusive third-party manufacturer and supplier of our product; the sufficiency of our cash resources and needs for additional financing; our ability to commercialize our product; the size and growth of the potential markets for our product and the ability to serve those markets; the rate and degree of market acceptance of our product; our anticipated growth strategies and the market acceptance of those strategies; the anticipated trends and challenges in our business and the market in which we operate; our ability to establish and maintain development partnerships; our ability to attract or retain key personnel; the results of current and future legal proceedings; our expectations regarding federal, state and foreign regulatory requirements; and regulatory developments in the United States and foreign countries and other factors that are described in the "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of our Annual Report on Form 10-K for the year ended December 31, 2018 as filed with the Securities and Exchange Commission, or SEC, on March 20, 2019 and, our subsequent quarterly reports on Form 10-Q and other filings with the SEC. All of our filings are available on the SEC's website at www.sec.gov. All written and verbal forward-looking statements attributable to our Company or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to herein. We may not actually achieve the plans, intentions or expectations disclosed in the forward-looking statements, and you should not place undue reliance on the forward-looking statements. The forward-looking statements in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change.

Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from our expectations.

Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances, or otherwise. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation.

Further Information

Certain of the industry, statistical and market data in this presentation was obtained from our own internal estimates and research as well as from industry and general publications and research, surveys and studies conducted by third parties. All of the market data used in this presentation involves a number of assumptions and limitations. While we believe that the information from these industry publications, surveys and studies is reliable, the industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of important factors, which could cause results to differ materially from those expressed in the estimates made by third parties and by us.

EVOLUS™ & Jeuveau® are two of our trademarks that are used in this presentation. This presentation also includes trademarks, trade names and service marks that are the property of other organizations. Solely for convenience, trademarks and trade names referred to in this presentation appear without the ® and ™ symbols, but those references are not intended to indicate that we will not assert, to the fullest extent under applicable law, our rights, or that the applicable owner will not assert its rights, to these trademarks and trade names. We do not intend our use or display of other companies' trade names or trademarks (including Botox® and Botox® Cosmetic, which we refer to as Botox®) to imply a relationship with, or endorsement or sponsorship of us by, any other companies.

Hi-Pure ™ is a trademark of Daewoong Pharmaceutical Co, Ltd.

Our financial results are prepared in accordance with Generally Accepted Accounting Principles ("GAAP"). This presentation includes non-GAAP financial measures. Our reconciliations of non-GAAP financial measures to GAAP financial measures are located at the end of this presentation. These non-GAAP financial measures should not be considered as an alternative to GAAP financial measures. The preliminary financial results for Evolus' fourth quarter and full year 2019 included in this presentation represent the most current information available to management. Our actual results for these periods may differ from these preliminary results as a result of the completion of the company's financial closing procedures; final adjustments; completion of the audit by the company's independent registered accounting firm; and other developments that may arise between now and the disclosure of the final results.

Important Safety Information

IMPORTANT SAFETY INFORMATION FOR JEUVEAU ® (prabotulinumtoxinA-xvfs)

JEUVEAU may cause serious side effects that can be life threatening. Get medical help right away if you have any of these problems any time (hours to weeks) after injection of JEUVEAU:

- **Problems swallowing, speaking, or breathing,** due to weakening of associated muscles, can be severe and result in loss of life. You are at the highest risk if these problems are pre-existing before injection. Swallowing problems may last for several months.
- **Spread of toxin effects.** The effect of botulinum toxin may affect areas away from the injection site and cause serious symptoms including: loss of strength and all-over muscle weakness, double vision, blurred vision and drooping eyelids, hoarseness or change or loss of voice, trouble saying words clearly, loss of bladder control, trouble breathing, trouble swallowing.

Do not use JEUVEAU if you: are allergic to any of the ingredients in JEUVEAU (see Medication Guide for ingredients); had an allergic reaction to any other botulinum toxin product such as rimabotulinumtoxinB (MYOBLOC®), onabotulinumtoxinA (BOTOX®/BOTOX® Cosmetic), abobotulinumtoxinA (DYSPORT®), or incobotulinumtoxinA (XEOMIN®); have a skin infection at the planned injection site; or are a child.

JEUVEAU dosing units are not the same as, or comparable to, any other botulinum.

Tell your healthcare provider about all your muscle or nerve conditions, such as ALS or Lou Gehrig's disease, Myasthenia gravis, or Lambert-Eaton syndrome, as you may be at increased risk of serious side effects including difficulty swallowing and difficulty breathing from typical doses of JEUVEAU.

Tell your healthcare provider about all your medical conditions, including: any side effects from botulinum toxin products, including dry eye; breathing, swallowing, bleeding, or heart problems; plans to have surgery; weakness of forehead muscles; drooping eyelids; had surgery on your face; are pregnant or breastfeeding or plan to become pregnant or breastfeed (it is not known if JEUVEAU can harm your unborn baby or passes into breast milk).

Tell your healthcare provider about all the medicines you take, including prescription and over-the-counter medicines, vitamins, and herbal supplements. Using JEUVEAU with certain other medicines may cause serious side effects. **Do not start any new medicines until you have told your healthcare provider that you have received JEUVEAU in the past.**

Especially tell your healthcare provider if you: have received any other botulinum toxin product in the past and the last 4 months. and exactly which product you received (such as BOTOX, BOTOX Cosmetic, MYOBLOC, DYSPORT, or XEOMIN).

JEUVEAU may cause loss of strength or general muscle weakness, vision problems, or dizziness within hours to weeks of treatment with JEUVEAU. **If this happens, do not drive a car, operate machinery, or do other dangerous activities.**

JEUVEAU can cause other serious side effects including: allergic reactions (such as itching, rash, red itchy welts, wheezing, asthma symptoms, or dizziness or feeling faint), heart problems (such as irregular heartbeat and heart attack), and eye problems (including dry eye, reduced blinking, and corneal problems). Tell your healthcare provider or get medical emergency help right away if you experience a serious side effect.

The most common side effects include: headache; eyelid drooping, upper respiratory tract infection, and increased white blood cell count in your blood.

APPROVED USE
JEUVEAU is a prescription medicine that is injected into muscles and used in adults for a short period of time (temporary) to improve the look of moderate to severe frown lines between the eyebrows (glabellar lines).

The risk information provided here is not complete. For more information about JEUVEAU, see the full Prescribing Information including BOXED WARNING, and Medication Guide, visit evolus.com or talk to your healthcare provider.

To report side effects associated with use of JEUVEAU, please call 1-877-386-5871. You are encouraged to report negative side effects of prescription drugs to the FDA. Visit www.fda.gov/medwatch or call 1-800-FDA-1088.

Manufactured by: Evolus, Inc., 1027 Garden St., Santa Barbara, CA 93101

Evolus is Performance Beauty

Experienced Management Team



Our Highly Experienced Leadership Team
David Moatazedi
Lauren Silvernail
Rui Avelar, MD
Michael Jafar
Jeff Plumer
Kurt Knab
Crystal Muilenburg
Amy Fox
Alex Sabad

Large Market Opportunity

Accelerating Market Growth
Largest Category in Medical Aesthetics



+13% CAGR (2019E – 2022E)
$1.2B
$1.4B
$2.0B
2017E
2018E
2019E
2022E
AESTHETIC NEUROTOXINS IN THE USA[1]

Unique Frictionless Digital Platform



Our Future: Personalization at Scale
1 PLATFORM
1 CUSTOMER

Exclusive Aesthetic Only Focus



39%
104%
WHAT THEY'RE SAYING
Fresh
Youthful
Beauty-oriented

Millennial Growth Strategy



Singularity of Focus
OTHERS
evolus
Performance Beauty
Focused on multiple Therapeutic areas
Exclusively for aesthetics

Accelerating Market Growth
Largest Category in Medical Aesthetics

+13% CAGR (2019E – 2022E)


$1.0B
2017E
$1.2B
2018E
$1.4B
2019E
$2.0B
2022E

AESTHETIC NEUROTOXINS IN THE USA[1]

1. Medical Insights (MIInews.com)

Singularity of Focus

OTHERS


Women's Health
Gastro-ENTEROLOGY
Medical Aesthetics
Eye Care
Anti-Histamines
Infectious Diseases
Neuroscience
Obesity
Oncology

Focused on multiple Therapeutic areas

evolus™


Performance Beauty

Exclusively for aesthetics

Our Highly Experienced Leadership Team

David Moatazedi
PRESIDENT AND CEO



Lauren Silvernail
CFO AND EVP, CORPORATE DEVELOPMENT



Rui Avelar, MD
CHIEF MEDICAL OFFICER AND HEAD OF R&D



Michael Jafar
CHIEF MARKETING OFFICER



Jeff Plumer
VICE PRESIDENT, LEGAL



Kurt Knab
VICE PRESIDENT, SALES



Crystal Muilenburg
VICE PRESIDENT, CORPORATE COMMUNICATIONS & PR



Amy Fox
VICE PRESIDENT, HUMAN RESOURCES



Alex Sabad
VICE PRESIDENT, OPERATIONS



Jeuveau®: A Neurotoxin by Design


prabotulinumtoxinA-xvfs
Jeuveau
for Injection
100 UNITS VIAL
For Intramuscular Use | 1 Single-Dose Via
Designed by Evolus

Jeuveau™
prabotulinumtoxinA-xvfs
injection

Purification method: Crystallization
Finishing method: Vacuum dried



900 kDa
prabotulinumtoxinA

\+



0.5 mg
Human Serum
Albumin

\+



0.9 mg
salt

1. Jeuveau® [Package Insert], Santa Barbara, CA: Evolus, Inc; 2019.



State-of-the art manufacturing facility with patented Hi-Pure™ technology

Jeuveau®
(PrabotulinumtoxinA-xvfs) Global Clinical Program


DERMATOLOGIC SURGERY

Efficacy and Safety of PrabotulinumtoxinA for the Treatment of Glabellar Lines in Adult Subjects: Results From 2 Identical Phase III Studies

Kenneth R. Beer, MD,* Aya Theresa Shamban, MD,† Rui L. Avelar, MD,‡ John E. Gross, MD,‡ and Anneke Jonker, MSc‡ on behalf of the EV-001/EV-002 Study Group


Aesthetic Surgery Journal

A Multicenter, Randomized, Double-Blind, Placebo-Controlled, Single-Dose, Phase III, Non-Inferiority Study Comparing PrabotulinumtoxinA and OnabotulinumtoxinA for the Treatment of Moderate to Severe Glabellar Lines in Adult Patients

Berthold-Josef Rzany, MD, ScM; Benjamin Ascher, MD; Rui L. Avelar, MD; Jesper Bergdahl, MD; Vince Bertucci, MD; Isaac Bodokh, MD; James Alastair Carruthers, MD; Hugues Cartier, MD; Henry Delmar, MD; Ralf Denfeld, MD; John E. Gross, MD, FACS; Marc Heckmann, MD; Per Hedén, MD; Said Hilton, MD; Christopher Inglefield, MD; Patricia Ogilvie, MD; Gerhard Sattler, MD; Michael Sebastian, MD; Nowell Solish, MD; Arthur Swift, MD; and Patrick Trévidic, MD

Transparency
CLINICAL PROGRAM

- 5 Studies
- >2,100 Subjects

Phase III Studies
Single Treatment, 5 Month Studies

US EV-001 and EV-002
- Two identical Phase III studies
- N= 330 EV-001, N= 324 EV-002
- Superiority to placebo
- Vacuum dried formulation

Europe / Canada EVB-003
- N=540
- Non-Inferiority to Botox (OnabotulinumtoxinA)
- Vacuum dried formulation

Phase II Studies
Repeat Treatment, 1 Year Studies

US EV-004
- N= 352
- Freeze dried formulation

US EV-006
- N=570 formulation
- Vacuum dried formulation

Jeuveau®
Head to Head Phase III Trial
Europe & Canada

Primary Endpoint
Responder Rate Day 30
GLS = 0 or 1 at Maximum Frown Investigator Assessment


100
90
80
70
60
50
40
30
20
10
0
87.2
82.8
4.2
Jeuveau®
n=235
Botox
n=244
Placebo
n=48

30 new exploratory head-to-head data points


Days Post Treatment

SUBJECT SATISFACTION


Days Post Treatment

GLS IMPROVEMENT
INVESTIGATOR ASSESSMENT


Days Post Treatment

GLOBAL AESTHETIC IMPROVEMENT SCALE
SUBJECT ASSESSMENT


Days Post Treatment

GLS IMPROVEMENT
SUBJECT ASSESSMENT


Days Post Treatment

GLOBAL AESTHETIC IMPROVEMENT SCALE
INVESTIGATOR ASSESSMENT

Jeuveau®
Canada and Europe Phase III Trial
Safety

Safety Profile: Adverse Events (AE’s)

EU PIII EVB-003			
	Placebo	Onabot	Prabot
All	32.7%	41.9%	37.6%
Related	4.1%	14.6%	15.5%

Serious Adverse Events

Drug Related
- None

Other AE’s of Interest

Ptosis (related)
- Eyelid – Jeuveau® 1.6%, Botox 0%
- Eyebrow – Jeuveau ® 0%, Botox 0.4%



Differentiated Marketing Driving High Consumer Engagement

>380M Media Impressions

Jeuveau®

- Premium beauty brand
- Launched to consumers through a high impact, modern and fresh marketing approach driven through customer accounts and social media.

As seen in:

allure, Modern Aesthetics, NEWBEAUTY, GLAMOUR, BOF, HollywoodLife, Aesthetics, REFINERY29, Us Weekly



evolusaesthetic
Frown lines? Bye, Felicia!
jeuveau
Designed by Evolus
Today's modern-made neurotoxin
Do this a lot?
Meet your new BFF.

High Patient Satisfaction[1]



Overall Satisfaction with Jeuveau® treatment
94%
83%
Day 30
(n = 9,151)
Day 120
(n = 4,725)
Likelihood to recommend to a friend or family member
88%
79%
Day 30
(n = 9,310)
Day 120
(n = 4,725)

1. As of November 2, 2109. Overall satisfaction is slightly to extremely satisfied (Top 3 on a 5-point rating scale). Likelihood to recommend is somewhat to extremely likely (Top 3 on a 5-point rating scale).

J.E.T.

Jeuveau® Experience Treatment

J.E.T. Catapulted Jeuveau to the #3 Unit Share Position

J.E.T. Accounts Drove >80% of 2019 Revenue

Broad Adoption by HCPs and Patients[1]

>5,000 Accounts enrolled

>29,000 Consumers Surveyed[2]



Attracted New Patients



23%
Previous Other Toxins
26%
Toxin Naïve
51%
Previous Botox® Cosmetic patients

Broad Distribution of Patients Across Age Groups

J.E.T. Survey[2] Participants



39% Millennials
14%
25%
27%
34%
18-29
30-39
40-49
50+
Patient Age

1. J.E.T. program shipments concluded in August 2019.
2. J.E.T. survey results as of Oct. 1, 2019. Shipments under J.E.T. concluded in Q3 2019.

evolus™

STRONG EARLY UPTAKE OF JEUVEAU®

We expect Jeuveau® to be one of the top five aesthetic product launches on a revenue basis.[6]

Purchasing Accounts[1]



>350
>2,000
>3,500
Q2
Q3
Q4

Established broad base of accounts in 2019

Re-order Rates[2]



12%
38%
56%
Q2
Q3
Q4

Re-orders represent an increasing portion of revenue mix

Quarterly 2019 Net Revenue[3]



$2.3M
$13.3M
$18.5M - $19.5M[4]

Strong quarterly sequential growth

Achieved #3 Unit Market Share in Q3 2019[5]

1. Represents Jeuveau® purchasing accounts YTD for each respective quarter.
2. Represents Jeuveau® re-orders rates YTD for each respective quarter.
3. Represents preliminary unaudited results . Estimates only and are subject to revision until the company reports its full financial results for the fourth quarter and full year 2019.
4. High of bar represents mid-point of Q4 2019 net revenue range as provided on January 9, 2020. Includes $0.7M of international revenue.
5. Based on Evolus' volume market share in Guidepoint Data's U.S. Neurotoxin industry Tracker (September 2019)
6. Source: Medical Insights (MIInews.com). Based on first full calendar year on the market after approval.

The Best is Yet to Come…

WHAT WE BUILT IN 2019


#NEWTOX
#NEWTOX


JET

A modern launch


#NEWTOX
NOW
$75
$75 OFF


ELEVENS DAY
11.11
11s DAY

Compelling programs

APP


WEB

Digital Foundation

2020: BUILDING A DIGITAL FIRST CONSUMER BRAND

COMING SOON	Value based consumer loyalty program
COMING REALLY SOON	Differentiated customer loyalty program
NOW LIVE	Consumer Branding

Millennial Growth Strategy



vn lines? Bye, Felicia!
jeuveau
#NEWTOX
evolus
Jeuveau

GROWTH

104%

Millennial Growth over the next two years[1]

OUR PATIENTS

39%

Of our patients are Millennial[2]

WHAT THEY'RE SAYING

Fresh
Empowering
Youthful
Believable
Informative
Beauty-oriented

1. Evolus Millennial Mindset Study 2018 (N = 27,673)
2. J.E.T. Survey data, 2019

Our Future: Personalization at Scale


My Account
Alissa Jones, MD
Cosmetic Dermatology of Pasadena
CURRENT STATUS
Evolus Prime (Until 12/31/19)
ACCOUNT BALANCE
MAKE A PAYMENT
Available Credit
$2,245/$10,000
Due This Week
$910.00
Payment History



Over 5k
Practices



Customer
Loyalty

1 PLATFORM
1 CUSTOMER

1 2 3 4


COMING
SOON

Consumer
Loyalty



Lead Generation

The Right Platform for the Future

OUR GOAL

Achieve #2 unit market share position in the U.S. within 24 months of launch

JEUVEAU®



EVOLUS PRACTICE


My Account
Jonathan Smith
Available Credit



MOMENTUM BUILDING

TO DO LIST

Our Pipeline

FACE

TECH

FINANCIALS

Strong 2019 Financial Performance

- Q4 2019 Preliminary Estimated Net Revenue of between $18.5 and $19.5[2]
- Completed Q4 2019 with over 3,500 purchasing accounts
- Year-end 2019 cash balance of $129.8 million[2,3]

In Millions, except gross margin	Q2 2019	Q3 2019
Jeuveau® Net Revenue	**$2.3**	**$13.2**
Gross Margin	71%	72%
GAAP Operating Expense[1]	$37.6	$34.6
Non-GAAP Operating Expense[1]	$32.9	$29.1
Net Loss	**$37.6**	**$27.0**
Cash, cash equivalents and short-term investments	$99.9	$74.0
Weighted-Average Shares Outstanding	27.4	27.5

1. See Appendix for Reconciliation of non-GAAP to GAAP financial measures.
2. Represents preliminary unaudited results . Estimates only and are subject to revision until the company reports its full financial results for the fourth quarter and full year 2019.
3. Cash, cash equivalents and short-term investments

GAAP to Non-GAAP Reconciliation

Evolus has presented Non-GAAP Operating Expense which is calculated as GAAP Operating Expense excluding: (i) stock-based compensation expense, (ii) the revaluation of contingent royalty obligations, and (iii) depreciation and amortization.

Management believes that non-GAAP Operating Expense is useful in helping to identify the company's core operating performance and enables management to consistently analyze the period-to-period financial performance of the core business operations. Management also believes that non-GAAP Operating Expense will enable investors to assess the company in the same way that management assesses the company's current and future operations. The company's definitions of Non-GAAP Operating Expense has limitations as an analytical tool and may differ from other companies reporting similarly named measures. Non-GAAP Operating Expense should be considered in addition to results prepared in accordance with GAAP but should not be considered a substitute for or superior to GAAP results.

(in millions)	Q2 2019	Q3 2019
GAAP Operating Expense	**$37.6**	**$34.6**
Adjustments:		
Stock-based compensation	$2.4	$2.5
Revaluation of contingent royalty obligation	$1.3	$1.8
Depreciation and amortization	$1.0	$1.2
Non-GAAP Operating Expense	**$32.9**	**$29.1**